Exhibit 10.44.4

Amendment N°5

to the Airbus A330/A350XWB Purchase Agreement

Dated as of January 31, 2008

Between

AIRBUS S.A.S.

And

HAWAIIAN AIRLINES, INC.

This Amendment N°5 between Airbus S.A.S. and Hawaiian Airlines, Inc., (hereinafter referred to as the “Amendment”) is entered into as of November 22, 2010, by and between Airbus S.A.S., organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”)

WITNESSETH

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A350XWB Purchase Agreement dated as January 31, 2008 which agreement, as previously amended by and supplemented with all exhibits, appendices, letter agreements and amendments, including Amendment No. 1 dated as of June 26, 2008, Amendment No. 2 dated as of November 27, 2009, Amendment No. 3 dated as of March 3, 2010 and Amendment No. 4 dated as of August 3, 2010 (collectively, the “Agreement”), relates to the sale by the Seller and the purchase by the Buyer of certain aircraft; and

WHEREAS, the Buyer and the Seller wish to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

1.                                      A330-200 PURCHASE RIGHT AIRCRAFT

1.1                                 The Seller will manufacture, sell and deliver, and the Buyer will purchase and take delivery of an additional five (5) A330-200 Purchase Right Aircraft, [**], from the Seller and an additional one (1) A330-200 Additional Purchase Right Aircraft, [**] subject to the terms and conditions in the Amendment and the Agreement (the “Six A330-200 Purchase Right Aircraft”).  Except as set forth in this Amendment, all terms and conditions in the Agreement that are applicable to A330-200 Purchase Right Aircraft will apply to the Six A330-200 Purchase Right Aircraft.

1.2                                 [**]

2.             DELIVERY

2.1                                 As a consequence of Paragraph 1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement with respect to A330-200 Aircraft is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

Aircraft N°1                           [**] 2011

Aircraft N°2                           [**] 2011

Aircraft N°3                           [**] 2012

Aircraft N°4                           [**] 2012

Aircraft N°5                           [**] 2012

Aircraft N°6                           [**] 2013

Aircraft N°7                           [**] 2013

Aircraft N°8                           [**] 2013

Aircraft N°9                           [**] 2014

Aircraft N°10                         [**] 2014

Aircraft N°11                         [**] 2014

Aircraft N°12                         [**] 2015

Aircraft N°13                         [**] 2015

[**]

UNQUOTE

2.2                                 Aircraft N° 4 will have a Scheduled Delivery [**] of [**] 2012.  The Scheduled Delivery [**] for Aircraft N°1 through Aircraft N°7 are [**] 2011, [**] 2011, [**] 2012, [**] 2012, [**] 2012, [**] 2013 and [**] 2013, respectively.

3.                                      [**]

Letter Agreement N°3 to the Agreement is herby deleted in its entirety and replaced by the Amended and Restated Letter Agreement No. 3 to the Agreement, which is attached hereto.

4.                                      [**]

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

5.                                      [**]

Clause 5.2.3 of the Agreement, as set forth in Letter Agreement No. 4 is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

[**]

UNQUOTE

6.                                      [**]

Paragraph 4.5 of Letter Agreement No. 7 is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

[**]

UNQUOTE

7.                                      FINANCING SUPPORT

To the extent that the Buyer becomes eligible for official export credit support, the Seller shall undertake commercially reasonable efforts to assist the Buyer in procuring such financing and to cooperate with the Buyer, the relevant export credit agencies and the relevant commercial lenders in provisioning and closing such financing.

8.                                      [**]

9.             CONDITIONS PRECEDENT

The effectivity of this Amendment is subject to the Buyer signing this Amendment on or before November 22, 2010, and the Seller receiving payment of all amounts due hereunder on or before November 24, 2010.

10.                               EFFECT OF THE AMENDMENT

The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

11.                               CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

12.                               COUNTERPARTS

This Amendment may be signed in any number of separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.  If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential